UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
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FORM 8-K/A
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CURRENT REPORT
Pursuant to Section 13 or 15(d) of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported) February 24, 2026

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Shoals Technologies Group, Inc.
(Exact name of registrant as specified in its charter)
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Delaware	001-39942		85-3774438
(State or other jurisdiction of incorporation)	(Commission File Number)		(I.R.S. Employer Identification No.)

1500 Shoals Way	Portland	Tennessee	37148
(Address of principal executive offices)			(Zip Code)

	(615)	451-1400
(Registrant’s telephone number, including area code)

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Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Class A Common Stock, $0.00001 Par Value	SHLS	Nasdaq Global Market

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

EXPLANATORY NOTE

This Current Report on Form 8-K/A (this “Amendment No. 1”) amends the Current Report on Form 8-K furnished by Shoals Technologies Group, Inc. (the “Company”) with the Securities and Exchange Commission on February 24, 2026. This Amendment No.1 is being furnished by the Company to correct an error in a previous press release issued by the Company. The previous press release inadvertently included language regarding changes in customer order patterns and an intention to suspend quarterly guidance. The Company hereby clarifies that it has not experienced recent changes in customer order patterns in any material respect. The Company also confirms that it is not suspending quarterly guidance, and intends to provide quarterly guidance consistent with its current practice. There are no other changes in the Company's reported financial results.

Item 2.02 Results of Operations and Financial Condition.

On February 24, 2026, Shoals Technologies Group, Inc. (the “Company”) issued a press release announcing its financial results for the full year and three months ended December 31, 2025, and furnished such press release as Exhibit 99.1 to a Current Report on Form 8-K dated February 24, 2026 (the “Original Filing”). This Amendment No. 1 on Form 8-K/A is being furnished to correct certain language included in the press release furnished as Exhibit 99.1 to the Original Filing regarding changes in customer order patterns and the Company’s intention to suspend quarterly guidance. Such language was included in error. The Company confirms that it has not experienced recent changes in customer order patterns in any material respect and that it is not suspending quarterly guidance and intends to continue providing quarterly guidance consistent with its current practice. Except as described above, there are no other changes to the Company’s reported financial results for the full year and three months ended December 31, 2025. The updated press release is attached hereto as Exhibit 99.1 and is being furnished pursuant to this Item 2.02.

The information set forth in this Item 2.02, including Exhibit 99.1, shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or incorporated by reference in any filing under the Securities Act of 1933, as amended, or the Exchange Act, except as shall be expressly set forth by specific reference in such a filing.

Item 9.01 Financial Statements and Exhibits.

(d) Exhibits

Exhibit No.	Description
99.1	Press Release issued by Shoals Technologies Group, Inc. dated February 24, 2026
104	Cover Page Interactive Data File (embedded within the Inline XBRL document).

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Shoals Technologies Group, Inc.

By:	/s/ Dominic Bardos
	Name:	Dominic Bardos
	Title:	Chief Financial Officer

Date: February 24, 2026